EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Vanguard Scottsdale Funds
File Number: 811-7803
Registrant CIK Number: 0001021882


Items 72, 73 and 74

     Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72 through 74 completely, the Registrant has set forth in their entirety the complete responses to the indicated Items or Sub-Items below, in accordance with verbal instructions provided to the Registrant by the staff of the Commission on September 20, 2002, and September 23, 2002.


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Series 2 SEC Identifier S000026859 Short-Term Government Bond Index Fund
Class 1 SEC Identifier C000080841
Class 2 SEC Identifier C000080842
Class 3 SEC Identifier C000080843


Item 72DD

1. Total Income dividends for which record date passed during the period                                           $100
2. Dividends for a second class of open-end company shares                                                         $37
3. Dividends for a third class of open-end company shares                                                          $427

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.030
        2. Dividends from a second class of open-end company shares                                                 $.042
        3. Dividends from a third class of open-end company shares                                                  $.070

B)      1. Distributions of capital gains                                                                           $.016
        2. Distributions of capital gains from a second class of open-end company shares                            $.020
        3. Distributions of capital gains from a third class of open-end company shares                             $.048

Item 74

U)      1. Number of shares outstanding                                                                             4,421
        2. Number of shares outstanding for a second class of shares of open-end company shares                     959
        3. Number of shares outstanding for a third class of shares of open-end company shares                      6,400

V)      1. Net asset value per share (to the nearest cent)                                                          20.33
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                25.54
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 60.95


Series 3 SEC Identifier S000026860 Intermediate-Term Government Bond Index Fund Class 1 SEC Identifier C000080844
Class 2 SEC Identifier C000080845
Class 3 SEC Identifier C000080846


Item 72DD

1. Total Income dividends for which record date passed during the period                                           $1,107
2. Dividends for a second class of open-end company shares                                                         $422
3. Dividends for a third class of open-end company shares                                                          $678

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.151
        2. Dividends from a second class of open-end company shares                                                 $.190
        3. Dividends from a third class of open-end company shares                                                  $.364

B)      1. Distributions of capital gains                                                                           $.064
        2. Distributions of capital gains from a second class of open-end company shares                            $.079
        3. Distributions of capital gains from a third class of open-end company shares                             $.189

Item 74

U)      1. Number of shares outstanding                                                                             7,987
        2. Number of shares outstanding for a second class of shares of open-end company shares                     1,798
        3. Number of shares outstanding for a third class of shares of open-end company shares                      1,950

V)      1. Net asset value per share (to the nearest cent)                                                          21.51
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                26.69
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 63.76


Series 4 SEC Identifier S000026861 Long-Term Government Bond Index Fund Class 1 SEC Identifier C000080847
Class 2 SEC Identifier C000080848
Class 3 SEC Identifier C000080849


Item 72DD

1. Total Income dividends for which record date passed during the period                                           $124
2. Dividends for a second class of open-end company shares                                                         $1,076
3. Dividends for a third class of open-end company shares                                                          $867

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.356
        2. Dividends from a second class of open-end company shares                                                 $.454
        3. Dividends from a third class of open-end company shares                                                  $.869

Item 74

U)      1. Number of shares outstanding                                                                             589
        2. Number of shares outstanding for a second class of shares of open-end company shares                     2,622
        3. Number of shares outstanding for a third class of shares of open-end company shares                      1,050

V)      1. Net asset value per share (to the nearest cent)                                                          22.85
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                28.99
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 68.10


Series 5 SEC Identifier S000026862 Short-Term Corporate Bond Index Fund Class 1 SEC Identifier C000080850
Class 2 SEC Identifier C000080851
Class 3 SEC Identifier C000080852


Item 72DD

1. Total Income dividends for which record date passed during the period                                           $2,354
2. Dividends for a second class of open-end company shares                                                         $2,917
3. Dividends for a third class of open-end company shares                                                          $53,884

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.195
        2. Dividends from a second class of open-end company shares                                                 $.242
        3. Dividends from a third class of open-end company shares                                                  $.594

B)      1. Distributions of capital gains                                                                           $.049
        2. Distributions of capital gains from a second class of open-end company shares                            $.060
        3. Distributions of capital gains from a third class of open-end company shares                             $.180

Item 74

U)      1. Number of shares outstanding                                                                            22,717
        2. Number of shares outstanding for a second class of shares of open-end company shares                    13,177
        3. Number of shares outstanding for a third class of shares of open-end company shares                     98,900

V)      1. Net asset value per share (to the nearest cent)                                                          21.80
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                26.69
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 80.17


Series 6 SEC Identifier S000026863 Intermediate-Term Corporate Bond Index Fund Class 1 SEC Identifier C000080853
Class 2 SEC Identifier C000080854
Class 3 SEC Identifier C000080855


Item 72DD

1. Total Income dividends for which record date passed during the period                                           $1,320
2. Dividends for a second class of open-end company shares                                                         $3,759
3. Dividends for a third class of open-end company shares                                                          $43,803

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.365
        2. Dividends from a second class of open-end company shares                                                 $.454
        3. Dividends from a third class of open-end company shares                                                  $1.125

B)      1. Distributions of capital gains                                                                           $.157
        2. Distributions of capital gains from a second class of open-end company shares                            $.194
        3. Distributions of capital gains from a third class of open-end company shares                             $.582

Item 74

U)      1. Number of shares outstanding                                                                             5,185
        2. Number of shares outstanding for a second class of shares of open-end company shares                     10,254
        3. Number of shares outstanding for a third class of shares of open-end company shares                      38,900

V)      1. Net asset value per share (to the nearest cent)                                                          22.85
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                28.25
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 84.95


Series 7 SEC Identifier S000026864 Long-Term Corporate Bond Index Fund Class 1 SEC Identifier C000080856
Class 2 SEC Identifier C000080857
Class 3 SEC Identifier C000080858


Item 72DD

1. Total Income dividends for which record date passed during the period                                           $498
2. Dividends for a second class of open-end company shares                                                         $4,811
3. Dividends for a third class of open-end company shares                                                          $11,719

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.533
        2. Dividends from a second class of open-end company shares                                                 $.666
        3. Dividends from a third class of open-end company shares                                                  $1.659

Item 74

U)      1. Number of shares outstanding                                                                             1,034
        2. Number of shares outstanding for a second class of shares of open-end company shares                     7,393
        3. Number of shares outstanding for a third class of shares of open-end company shares                      8,300

V)      1. Net asset value per share (to the nearest cent)                                                          23.20
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                28.81
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 86.77


Series 8 SEC Identifier S000026865 Mortgage-Backed Securities Index Fund Class 1 SEc Identifier C000080859
Class 2 SEC Identifier C000080860
Class 3 SEC Identifier C000080861

Item 72DD

1. Total Income dividends for which record date passed during the period                                           $2,492
2. Dividends for a second class of open-end company shares                                                         $553
3. Dividends for a third class of open-end company shares                                                          $2,907

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.181
        2. Dividends from a second class of open-end company shares                                                 $0.175
        3. Dividends from a third class of open-end company shares                                                  $0.371


Item 74

U)      1. Number of shares outstanding                                                                             13,703
        2. Number of shares outstanding for a second class of shares of open-end company shares                     3,802
        3. Number of shares outstanding for a third class of shares of open-end company shares                      7,501

V)      1. Net asset value per share (to the nearest cent)                                                          20.76
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                28.13
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 51.96




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